                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                    ___________

                                      FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  March 6, 1998


                             GETCHELL GOLD CORPORATION
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)


           Delaware                  0-16484                    64-0748908
----------------------------  ------------------------     -------------------
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                   Identification Number)



         5460 South Quebec Street, Suite 240, Englewood, Colorado 80111
     ------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                 (303) 771-9000
               -----------------------------------------------------
                (Registrants' telephone number, including area code)

                   --------------------------------------------
           (former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

          On March 6, 1998, Getchell Gold Corporation (the "Company") completed an underwritten offering of 3,480,000 shares of the Company's common stock, par value $.0001 per share, pursuant to its registration statement on Form S-3 (Registration No. 333-30241). The sale was underwritten by Nesbitt Burns Securities Inc., Nesbitt Burns Inc., Smith Barney Inc., Salomon Smith Barney Canada Inc., Scotia Capital Markets (USA) Inc., ScotiaMcLeod Inc., First Marathon (U.S.A.) Inc and First Marathon Securities Limited pursuant to an Underwriting Agreement attached as Exhibit 1 hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

1 Underwriting Agreement, dated as of March 2, 1998, among Getchell Gold Corporation and Nesbitt Burns Securities Inc., Nesbitt Burns Inc., Smith Barney Inc., Salomon Smith Barney Canada Inc., Scotia Capital Markets (USA) Inc., ScotiaMcLeod Inc., First Marathon (U.S.A.) Inc and First Marathon Securities Limited.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         GETCHELL GOLD CORPORATION
                         (Registrant)


                         By: /s/ Donald S. Robson
                            -----------------------
                             Donald S. Robson
                             Vice President, Chief Financial Officer &
                             Secretary


Dated:  March 12, 1998

                                   EXHIBIT INDEX

1 Underwriting Agreement, dated as of March 2, 1998, among Getchell Gold Corporation and Nesbitt Burns Securities Inc., Nesbitt Burns Inc., Smith Barney Inc., Salomon Smith Barney Canada Inc., Scotia Capital Markets (USA) Inc., ScotiaMcLeod Inc., First Marathon (U.S.A.) Inc and First Marathon Securities Limited.